                                                                   Exhibit 10.13

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT, dated as of the 11th day of March 2002, is entered into by and between STRATUS SERVICES GROUP, INC., a Delaware corporation, with headquarters located at 500 Craig Road, Suite 201, Manalapan, New Jersey 07726 (the "Company"), and the undersigned (the "Buyer").

                                   WITNESSETH:

         WHEREAS, the Buyer wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, $300,000 (60,000 shares) of Series B Preferred Stock, such Preferred Stock having terms substantially as are set forth in the form of the Certificate of Designation attached hereto as Exhibit "A" hereof (the "Preferred Stock"); and

         WHEREAS, in order to induce the Buyer to purchase the Preferred Stock, the Company desires to enter into this Agreement and make the representations, warranties and covenants contained herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  AGREEMENT TO PURCHASE.

            a. PURCHASE. The undersigned hereby agrees to purchase from the Company the Preferred Stock.

            b. FORM OF PAYMENT. The Buyer shall pay the $300,000 purchase price for 60,000 shares of Preferred Stock by wiring immediately available funds in United States Dollars to the Company.

            c. CLOSING. The closing of the transactions described above will take place on March 11, 2002.

     2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

            a. The Buyer is purchasing the Preferred Stock for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

            b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General

                Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents,
                (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Preferred Stock;

            c. The Buyer understands that the Preferred Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Stock;

            d. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Stock which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

            e. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Stock;

            f. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     3.  COMPANY REPRESENTATIONS, ETC.

         The Company represents and warrants to the Buyer that:

            a. CONCERNING THE COMMON STOCK. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Company's Common Stock. The shares of Common Stock issuable upon conversion of the Preferred Stock (the "Shares") will be registered for resale within sixty (60) days from the date hereof, under a currently effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act').

            b. REPORTING COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Common Stock is listed and traded on the OTC Bulletin Board Market.

            c. AUTHORIZED SHARES. The Shares of Preferred Stock to be issued pursuant to this Agreement and the Shares of Common Stock issuable upon conversion of the Preferred Stock have been duly authorized and, when issued to Buyer, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

            d. SECURITIES PURCHASE AGREEMENT. This Agreement and the transactions contemplated hereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement, when executed and delivered by the Company, will be, and the Commission Letter dated of even date herewith, and the

                Preferred Stock are, valid and binding agreements of the Company enforceable in accordance with their terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

            e. NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company, the issuance of the Preferred Stock, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. The Company is not in violation of any material laws, governmental orders, rules, regulations or ordinances to which its property, real, personal, mixed, tangible or intangible, or its businesses related to such properties, are subject.

            f. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Preferred Stock to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

            g. SEC DOCUMENTS, FINANCIAL STATEMENTS. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company, through its agent, has delivered to the Buyer true and complete copies of the SEC Documents (except for exhibits and incorporated documents). The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

                     As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            h. ABSENCE OF CERTAIN CHANGES. Since September 30, 2001, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company, other than the delisting of the Company's

                Stock from the Nasdaq SmallCap Market as of February 27 2002, and other than as disclosed in the Company's Form 10-K/A filed with the Securities and Exchange Commission on March 5, 2002 and in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001.

            i. FULL DISCLOSURE. Other than set forth above, there is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 3(g), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

     4.  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

            a. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Shares to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

            b. REPORTING STATUS. So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

            c. SHAREHOLDER APPROVAL. If applicable (i.e., if the Company is reinstated for listing on the Nasdaq SmallCap Market), the Company agrees to seek shareholder approval in accordance with Nasdaq's corporate governance rules at a special meeting of its shareholders or if permitted by Nasdaq, to solicit written consents to issuance of shares, upon conversion of all of the Company's Preferred Stock in excess of 19.99% of its outstanding shares of Common Stock. The Company will use its best efforts to cause its shareholders, including but not limited to, its officers, directors and 5% shareholders, to vote in favor of such proposal.

     5.  SECURITIES ACT REGISTRATION.

            a.  The Company shall use its best efforts to:

                     i. Prepare and file with the SEC a Form S-1 registration statement relating to the shares of Company common stock issuable upon conversion of the Preferred Stock within thirty (30) days of the date hereof naming the Buyer as a selling shareholder and keep such registration statement effective until the Buyer can sell such shares without registration under Rule 144(k). In the event that the registration statement is not declared effective within sixty (60) days of the date hereof, the Company shall pay Pinnacle within three (3) business days at the end of each month a cash payment equal to two percent (2%) per month as liquidated damages and not as a penalty.

                     ii. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration statement and any amendments or supplements;

                     iii. Furnish to Buyer such numbers of copies of a current
                          prospectus, including a preliminary prospectus, conforming with the requirements of the 1933 Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as Buyer may reasonably require in order to facilitate the disposition of the shares of Common Stock issuable under the Preferred Stock;

                     iv. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by Buyer;

                     v. Notify Buyer immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

            b. Upon request of the Company, Buyer will furnish to the Company in connection with any registration under this Section such information regarding itself, the securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the securities held by Buyer.

            c.  i.   To the fullest extent permitted by law, the Company shall
                     indemnify, defend and hold harmless Buyer and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the 1933 Act)
                     (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;
                     PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement.

                ii. Buyer agrees to indemnity, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the 1933 Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the 1933 Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, THAT Buyer will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by Buyer specifically for use in the preparation thereof, and such Liability may in no event exceed the value of the Registrable Securities so registered.

                iii. Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this Section if and to the extent an indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            d. With respect to the above-referenced registration statement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company, except any underwriting discounts and commissions.

            e. The rights to cause the Company to register all or any portion of securities pursuant to this Section 5 may be assigned by Buyer to a proper transferee or assignee as described herein. Within a reasonable time after such transfer, the Buyer shall notify the Company of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if, (i) the Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (subject to the purchase price of the shares being kept confidential by the Buyer and such transferee or assignee, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, (B) the securities with respect to which such registration rights are being assigned, (iii) following such transfer or assignment, the further disposition of the securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time that the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein,
                (v) such transfer shall have been made in accordance with the applicable requirements of the purchase agreement covering the transaction and (vi) such transferee shall be an "accredited investor", as that term is defined in Rule 501 of Regulation D, promulgated under the 1933 Act.

     6. GOVERNING LAW: MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement, and the related agreements referred to herein, contain the entire agreement of the parties with respect to the subject matter hereto, superceding all prior agreements, understandings or discussions.

     7. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

                 COMPANY:  STRATUS SERVICES GROUP, INC.
                           500 Craig Road, Suite 201
                           Manalapan, NJ 07726
                           Attn: Mr. Michael Maltzman
                           Telecopier No.: (732)294-1133

                 BUYER:    PINNACLE INVESTMENT PARTNERS, L.P.
                           110 Wall Street, 21st Flr.
                           New York, NY 10008
                           Attn: Mr. Chris Janish
                           Telecopier No.: (212) 361-2273

     8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the Company and Buyer have caused this Agreement to be executed by their duly authorized representatives on the date as first written above.

STRATUS SERVICES GROUP, INC.           PINNACLE INVESTMENT PARTNERS, L.P.
                                       By: PIP Management, Inc., General Partner

By:/s/ Michael A. Maltzman             By:/s/Chris Janish
   ------------------------               --------------------------------------
       Michael Maltzman, CFO                 Chris Janish, President